UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 21, 2009

                                   ASPI, Inc.
                                   ----------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



        000-21477                                            52-1945748
---------------------------                                 -------------
(Commission File Number)                                     (I.R.S. Employer
                                                             Identification No.)

                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
               (Address of principal executive offices)(Zip Code)

         Registrant's telephone number, including area code 303 - 422-8127

                                 _____n/a_______
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:   3
                                        -----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

On October 21, 2009, ASPI, Inc. (the "Company") incorporated a subsidiary, Mega Action Limited, a BVI corporation (the "Subsidiary"). Two of the Company's directors, Yuen Ling Look and Siu Lun Tong, will act as directors of the new Subsidiary.

In consideration of US$1.00, Mega Action Limited issued ASPI, Inc. one share of Mega Action Limited. The Subsidiary is authorized to issue up to 50,000 shares of a single class each with a par value of US$1.00. There is only one share of Mega Action Limited share issued and outstanding. Mega Action Limited is a wholly owned Subsidiary of ASPI, Inc. Mega Action Limited will operate as the eastern operations management division of ASPI.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   ASPI, INC.
                                  (Registrant)

Dated: December 7, 2009

                                                   /s/ Yuen Ling Look
                                                   -----------------------------
                                                   Yuen Ling Look, President